SPECTRA FUND

  SUPPLEMENT DATED SEPTEMBER 24, 2004 TO THE PROSPECTUS DATED FEBRUARY 28, 2004


This supplement amends the section of the Prospectus titled "Management and Organization - Portfolio Managers" as described below, and is in addition to any existing supplements of the Fund.

1. The biography of David Hyun is deleted, and Teresa McRoberts and Patrick Kelly are named as co-portfolio managers of Spectra Fund.

Ms. McRoberts has been employed by the Manager as a Senior Vice President and portfolio manager since October 2001, prior to which she was a portfolio manager and partner at Maximus Capital from April 2001 until October 2001, a Vice President and portfolio manager at Morgan Stanley Dean Witter from June 1998 to March 2001 and a principal of that firm from December 2000 to March 2001. Ms. McRoberts had previously been employed by the Manager as a Vice President and senior analyst from July 1994 until May 1998.

Mr. Kelly, CFA, has been employed by the Manager as a research associate from July 1999 to February 2001, as an Assistant Vice President and associate analyst from February 2001 to September 2001, as a Vice President and analyst from September 2001 to September 2004, and as a Senior Vice President and portfolio manager since September 2004.